EX-99.23(h)(19)

                                    AMENDMENT
                                       TO
                            ADMINISTRATION AGREEMENT
                                     BETWEEN
                              JNL VARIABLE FUND LLC
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company ("Administrator"), and JNL VARIABLE FUND LLC, a Delaware limited liability company ("JNL Variable Fund").

     WHEREAS, the Administrator and the JNL Variable Fund entered into an Administration Agreement dated as of December 15, 2004 ("Agreement"), whereby the Administrator agreed to provide certain administrative services to the investment portfolios of the JNL Variable Fund LLC (each a "Fund");

     WHEREAS, the names of certain Funds have changed; and

     WHEREAS, a new fund has been added.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated January 17, 2006, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated January 17, 2006, attached hereto.

     IN WITNESS WHEREOF, the Administrator and the JNL Variable Fund have caused this Amendment to be executed as of this 17th day of January, 2006.

JACKSON NATIONAL ASSET                  JNL VARIABLE FUND LLC
MANAGEMENT, LLC


By:                                     By:
     -------------------------------        -----------------------------

Name:   Mark D. Nerud                   Name:  Robert A. Fritts
        ----------------------------         ----------------------------

Title:   Chief Financial Officer        Title:    President
        ----------------------------         ----------------------------

                                   SCHEDULE A
                             Dated January 17, 2006

                 JNL/Mellon Capital Management DowSM 10 Fund
                 JNL/Mellon Capital Management S&P(R) 10 Fund
                 JNL/Mellon Capital Management Global 15 Fund
                 JNL/Mellon Capital Management 25 Fund
                 JNL/Mellon Capital Management Select Small-Cap Fund JNL/Mellon Capital Management Nasdaq(R) 15 Fund JNL/Mellon Capital Management Value Line(R) 25 Fund JNL/Mellon Capital Management DowSM Dividend Fund JNL/Mellon Capital Management VIP Fund
                 JNL/Mellon Capital Management JNL 5 Fund
                 JNL/Mellon Capital Management Communications Sector Fund JNL/Mellon Capital Management Consumer Brands Sector Fund JNL/Mellon Capital Management Oil & Gas Sector Fund JNL/Mellon Capital Management Financial Sector Fund JNL/Mellon Capital Management Healthcare Sector Fund JNL/Mellon Capital Management Technology Sector Fund

                                   SCHEDULE B
                             Dated January 17, 2006

         Funds                                                         Fee

JNL/Mellon Capital Management DowSM 10 Fund                            .15%
JNL/Mellon Capital Management S&P(R) 10 Fund                           .15%
JNL/Mellon Capital Management Global 15 Fund                           .20%
JNL/Mellon Capital Management 25 Fund                                  .15%
JNL/Mellon Capital Management Select Small-Cap Fund                    .15%
JNL/Mellon Capital Management Nasdaq(R) 15 Fund                        .15%
JNL/Mellon Capital Management DowSM Dividend Fund                      .15%
JNL/Mellon Capital Management Value Line(R) 25 Fund                    .15%
JNL/Mellon Capital Management VIP Fund                                 .15%
JNL/Mellon Capital Management JNL 5 Fund                               .15%
JNL/Mellon Capital Management Communications Sector Fund               .15%
JNL/Mellon Capital Management Consumer Brands Sector Fund              .15%
JNL/Mellon Capital Management Oil & Gas Sector Fund                    .15%
JNL/Mellon Capital Management Financial Sector Fund                    .15%
JNL/Mellon Capital Management Healthcare Sector Fund                   .15%
JNL/Mellon Capital Management Technology Sector Fund                   .15%